               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                                  ANNUAL REPORT

Dear Investor:

Transamerica Occidental's Separate Account Fund B's (the "Fund") total return of 41.15% for 1999 marked the ninth straight year that the Fund has outperformed the S&P 500. For 1999, the S&P 500 returned 21.04%. During the past 5 years, the Fund has earned an annualized total return of 42.85%, compared to 28.56% earned by the S&P 500. For the last 10 years, the Fund has earned an annualized total return of 27.12%, while the S&P 500 has returned 18.21%.*

Our recent research has driven us toward the world of wireless communications and optical component suppliers to the internet. We believe that the demand for wireless data services and increased bandwidth on the internet are in their infant stages. Consistent with our long-term investment approach, we look for the emerging leaders.

Two new additions to our wireless investments were Qualcomm and RF Micro Devices. Qualcomm is the leader in CDMA (Code Division Multiple Access) wireless technology, a technology standard we believe will prevail as the dominant wireless technology. RF Micro Devices is the leading provider of integrated circuits that enable rapid wireless data applications. We also added JDS
Uniphase to the Fund this year. By virtue of the merger of JDS Fitel with Uniphase, the company is now the dominant provider of optical components used in fiber optic systems.

We continue to hold a long-term bullish outlook on the stock market because of the rapid technological innovation driving the economy. We believe that this innovation will continue to keep productivity high and inflation and interest rates low. We are interested in owning the dominant "creators" and "deployers" of technology. Companies that have learned to create or deploy technology to their benefit often garner tremendous competitive advantage. They are "masterpieces," and we believe that investments in masterpieces are the key to long-term wealth accumulation and superior investment performance.

Thank you for your continued investment in Separate Account Fund B.

                                            /s/ Gary U. Rolle
                                             Gary U. Rolle
                                             President and
                                             Chairman Board of Managers
                                             Transamerica Occidental's
                                             Separate Account Fund B

* Past performance is no guarantee of future results. The value of your account value will fluctuate.

                        TABLE OF ACCUMULATION UNIT VALUES

                                  Accumulation
        End of Quarter            Unit Value
        --------------           ------------
December, 1989.................    3.975169
March, 1990....................    3.879319
June, 1990.....................    4.124224
September, 1990................    3.268967
December, 1990.................    3.518587
March, 1991....................    4.337042
June, 1991.....................    4.288242
September, 1991................    4.480883
December, 1991.................    4.908113
March, 1992....................    4.895752
June, 1992.....................    4.798707
September, 1992................    4.981578
December, 1992.................    5.580041
March, 1993....................    5.893141
June, 1993.....................    6.139891
September, 1993................    6.868266
December, 1993.................    6.851062
March, 1994....................    6.629959
June, 1994.....................    6.325672
September, 1994................    6.905430
December, 1994.................    7.364882

                                  Accumulation
        End of Quarter            Unit Value
        --------------           ------------
March, 1995....................    8.376121
June, 1995.....................    9.806528
September, 1995................   11.275672
December, 1995.................   11.163517
March, 1996....................   11.495829
June, 1996.....................   12.356950
September, 1996................   13.007681
December, 1996.................   14.289273
March, 1997....................   14.574090
June, 1997.....................   18.948025
September, 1997................   22.762719
December, 1997.................   20.822981
March, 1998....................   24.769837
June, 1998.....................   26.122076
September, 1998................   24.532238
December, 1998.................   31.039623
March, 1999....................   36.274720
June, 1999.....................   36.182643
September, 1999................   33.766134
December, 1999.................   43.812753

The table above covers the period from December, 1989, to December, 1999. The results shown should not be considered a representation of the gain or loss which may be realized from an investment made in the Fund today.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                            PORTFOLIO OF INVESTMENTS

                                DECEMBER 31, 1999

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          BROADCASTING (3.96%)
60,000    Clear Channel Communications, Inc.*.... $  5,355,000
                                                  ------------
          BUSINESS SERVICES (4.20%)
115,000   First Data Corporation.................    5,670,880
                                                  ------------
          CHEMICALS (2.08%)
70,000    Minerals Technologies, Inc. ...........    2,804,340
                                                  ------------
          COMMERCIAL SERVICES (1.92%)
200,000   Sodexho Marriott Services, Inc.........    2,600,000
                                                  ------------
          COMMUNICATION SERVICES (3.50%)
110,000   Qwest Communications international,        4,730,000
           Inc.*.................................
                                                  ------------
          COMPUTERS & BUSINESS EQUIPMENT (14.83%)
200,000   Dell Computer Corporation*.............   10,200,000
90,000    EMC Corporation*.......................    9,832,500
                                                  ------------
                                                    20,032,500
                                                  ------------
          DRUGS & HEALTH CARE (2.19%)
45,000    Kervasion Inc.*........................      275,625
40,000    Merck & Co., Inc.......................    2,682,480
                                                  ------------
                                                     2,958,105
                                                  ------------
          ELECTRONICS (17.60%)
100,000   Applied Materials, Inc.*...............   12,668,700
135,000   Intel Corporation......................   11,112,120
                                                  ------------
                                                    23,780,820
                                                  ------------
          FINANCIAL SERVICES (5.68%)
200,000   Charles Schwab Corp....................    7,675,000
                                                  ------------
          HOTELS & RESTAURANTS (2.69%)
90,000    McDonalds Corporation..................    3,628,080
                                                  ------------

Number
  of                                                 Market
Shares                 Common Stocks                Value(1)
------                 -------------                --------
          RETAIL (3.06%)
90,000    Gap Inc................................ $  4,140,000
                                                  ------------
          RETAIL GROCERY(6.03%)
300,000   Kroger Company*........................    5,662,500
70,000    Safeway, Inc.*.........................    2,489,340
                                                  ------------
                                                     8,151,840
                                                  ------------
          SOFTWARE (8.56%)
125,000   IMS Health, Inc........................    3,398,375
70,000    Microsoft Corporation*.................    8,172,500
                                                  ------------
                                                    11,570,875
                                                  ------------
          TECHNOLOGY (5.09%)
36,000    Verisign, Inc. ........................    6,873,732
                                                  ------------
          TELECOMMUNICATIONS (2.87%)
24,000    JDS Uniphase Corp* ....................    3,871,462
                                                  ------------
          TELECOMMUNICATION EQUIPMENT (13.10%)
60,000    QUALCOMM, Inc. ........................   10,567,500
50,000    RF Micro Devises, Inc.* ...............    3,421,850
75,000    Vodaphone Airtouch PLC ADR.............    3,712,500
                                                  ------------
                                                    17,701,850
                                                  ------------
          TRUCKING & FREIGHT FORWARDING (2.56%)
50,000    United Parcel Services, Inc. ..........    3,450,000
                                                  ------------

                                                   134,994,484
          TOTAL COMMON STOCK (99.92%)............
                                                  ============
                                                       110,565
          Cash, Cash Equivalents and Receivables
           Less Liabilities (.08%)...............
                                                  ------------
                                                  $135,105,049
          NET ASSETS (100.00%)...................
                                                  ============

------------

(1) Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities.

 * Indicates non-income producing stocks.

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                             STATEMENT OF NET ASSETS

                                DECEMBER 31, 1999

ASSETS:
Investments in common stock -- at market value (cost
  $58,323,745)..............................................    $134,994,484
Cash and cash equivalents...................................         214,875
Dividend and interest receivable............................          72,217
Miscellaneous receivables...................................          20,000
                                                                ------------
     TOTAL ASSETS...........................................     135,301,576
LIABILITIES:
Due to Transamerica Occidental's general account............         196,527
                                                                ------------
NET ASSETS..................................................    $135,105,049
                                                                ============
Net assets attributed to variable annuity
  contractholders -- 3,072,105 units at $43.812753 per
  unit......................................................    $134,597,383
Reserve for retired annuitants..............................         507,666
                                                                ------------
                                                                $135,105,049
                                                                ============

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               Year ended        Year ended
                                                              December 31,      December 31,
                                                                  1999              1998
                                                              ------------      ------------
Net investment loss.........................................  $ (1,127,106)     $  (750,527)
Net realized gain from security transactions................    20,905,486       18,511,981
Net unrealized appreciation on investments..................    20,097,581       15,435,710
                                                              ------------      -----------
Net increase in net assets resulting from operations........    39,875,961       33,197,164
Variable annuity deposits (net of sales and administration
  expenses and applicable state premium taxes)..............        38,703           84,604
Payments to Contract Owners:
  Annuity payments..........................................       (80,406)         (71,998)
  Terminations and withdrawals..............................    (3,892,204)      (3,006,584)
Adjustment for mortality guarantees on retired annuitants...        32,477           37,352
                                                              ------------      -----------
Total increase in net assets................................    35,974,531       30,240,538
Balance at beginning of period..............................    99,130,518       68,889,980
                                                              ------------      -----------
Balance at end of period....................................  $135,105,049      $99,130,518
                                                              ============      ===========

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                             STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1999

NET INVESTMENT INCOME
  INCOME:
     Dividends..............................................  $   207,901
     Interest...............................................       95,742
                                                              -----------
       Total investment income..............................      303,643
                                                              -----------
  EXPENSES:
     Mortality and expense risk charges.....................    1,100,246
     Investment management services.........................      330,503
                                                              -----------
       Total expenses.......................................    1,430,749
                                                              -----------
  Net investment loss.......................................   (1,127,106)
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from security transactions..............   20,905,486
  Net change in unrealized appreciation on investments......   20,097,581
                                                              -----------
  Net realized and unrealized gain on investments...........   41,003,067
                                                              -----------
       Net increase in net assets resulting from
        operations..........................................  $39,875,961
                                                              ===========

See notes to financial statements.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                          NOTES TO FINANCIAL STATEMENTS

NOTE A -- ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as an open-end diversified investment company. The Fund's investment objective is long-term capital growth.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as additional information becomes known which could impact the amounts reported and disclosed herein.

Investment in Securities

     Common stocks are valued at the last closing price for securities traded on a national stock exchange and the bid price for unlisted securities. The cost of securities purchased (excluding short-term investments) and proceeds from sales aggregated $37,735,859 and $42,746,650, respectively, in 1999. The Fund had gross unrealized gains of $81,235,847 and gross unrealized losses of $4,565,108 at December 31, 1999 related to these investments. Realized gains and losses on investments are determined using the average cost method.

Cash Equivalents

     Cash equivalents consist of money market funds invested daily from excess cash balances on deposit.

Federal Income Taxes

     Operations of the Fund will form a part of, and be taxed with, those of Transamerica Occidental Life, which is taxed as a "life insurance company" under the Internal Revenue Code. Transamerica Occidental Life will not charge the Fund for income taxes applicable to its investment in the Fund. Under current law, income from assets maintained in the Fund for the exclusive benefit of Participants is in general not subject to federal income tax.

Expenses

     The value of the Fund has been reduced by charges on each valuation date for investment management services on the basis of an annual rate of 0.3% and mortality and expense risks on the basis of an annual rate of 1.0%. These charges are paid to Transamerica Occidental Life.

Other

     The Fund follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

NOTE B -- TRANSAMERICA OCCIDENTAL LIFE INVESTMENT

     As of December 31, 1999, Transamerica Occidental Life had deposited $2,000,000 (current fund value of $93,647,873) in the Fund under an amendment to the California Insurance Code which permits domestic life insurers to allocate amounts to such accounts. Transamerica Occidental Life is entitled to withdraw all but $100,000 of its proportionate share of the Fund, in whole or in part, at any time.

NOTE C -- RESERVES FOR RETIRED ANNUITANTS

     Reserves for retired annuitants are computed using The Annuity Table for 1949, ultimate, one year age set back and an assumed investment earnings rate of 3 1/2%.

NOTE D -- REMUNERATION

     No remuneration was paid during 1999 by Transamerica Occidental's Separate Account Fund B to any member of the Board of Managers or officer of Fund B or any affiliated person of such members or officers.

FINANCIAL HIGHLIGHTS

     Selected data for an accumulation unit outstanding throughout each period are as follows:

                                                    1999       1998       1997       1996       1995
                                                   -------    -------    -------    -------    -------
Investment income................................  $ 0.097    $ 0.098    $ 0.077    $ 0.071    $ 0.044
Expenses.........................................    0.456      0.328      0.244      0.163      0.125
                                                   -------    -------    -------    -------    -------
Net investment loss..............................   (0.359)    (0.230)    (0.167)    (0.092)    (0.081)
Net realized and unrealized gain on investments..   13.132     10.447      6.701      3.217      3.880
                                                   -------    -------    -------    -------    -------
    Net increase in accumulation unit value......   12.773     10.217      6.534      3.125      3.799
Accumulation unit value:
  Beginning of period............................   31.040     20.823     14.289     11.164      7.365
                                                   -------    -------    -------    -------    -------
  End of period..................................  $43.813    $31.040    $20.823    $14.289    $11.164
                                                   =======    =======    =======    =======    =======
Ratio of expenses to average accumulation fund
  balance(a).....................................     1.29%      1.32%      1.33%      1.31%      1.32%
Ratio of net investment loss to average
  accumulation fund balance(a)...................    (1.02)%    (0.92)%    (0.91)%    (0.74)%    (0.86)%
Portfolio turnover...............................    34.45%     53.78%     15.21%     32.94%     17.17%
Number of accumulation units outstanding at end
  of period (000's omitted)......................    3,084      3,193      3,273      3,431      3,598

(a) On an annualized basis.

               TRANSAMERICA OCCIDENTAL'S SEPARATE ACCOUNT FUND B

                         REPORT OF INDEPENDENT AUDITORS

Unitholders and Board Managers, Transamerica Occidental's
  Separate Account Fund B
Board of Directors, Transamerica Occidental Life Insurance Company

We have audited the accompanying statement of net assets of Transamerica Occidental's Separate Account Fund B, including the portfolio of investments, as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Transamerica Occidental's Separate Account Fund B at December 31, 1999, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                           /S/ ERNST & YOUNG LLP

Charlotte, North Carolina
February 15, 2000

          TRANSAMERICA
      OCCIDENTAL'S SEPARATE
         ACCOUNT FUND B

      MANAGERS AND OFFICERS

GARY U. ROLLE, President,
Chairman of Board
DR. JAMES H. GARRITY, Manager
PETER J. SODINI, Manager
JON C. STRAUSS, Manager
WILLIAM T. MILLER, Treasurer,
Assistant Secretary

                                                           (LOGO)
THOMAS M. ADAMS, Secretary
REGINA M. FINK, Assistant
Secretary

Distributor:

Transamerica Financial Resources,
Inc.
1150 South Olive
Los Angeles, California
90015-2211
Tel. (800) 245-8250

Custodian:

Mellon Bank Securities Trust
1 Mellon Bank Ctr.
                                             TRANSAMERICA
Pittsburgh, PA 15258
                                             OCCIDENTAL'S
Tel. (800) 234-6356
                                             SEPARATE
Transamerica Occidental
                                             ACCOUNT FUND B
Life Insurance Company
Annuity Service Center
                                             ANNUAL FINANCIAL
P.O. Box 31848
Charlotte, NC 28231-1848
                                             REPORT

800 258-4260

              (LOGO)

                                             DECEMBER 31, 1999

This report cannot be used as sales literature.

TFM 1036 Ed. 2-98